Exhibit 99.1

Ixo-vec Phase 2 Results from the 26-Week Interim Analysis Company Conference Call – July 17th, 2024

Forward-Looking Statements Statements contained in this press release regarding events or results that may occur in the future are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include but are not limited to statements regarding the favorable safety profile and potential best-in-class efficacy of Ixo-vec, anticipated timing of interim data and trial design update for the Phase 2 LUNA trial and initiation of a Phase 3 trial, and the potential of Ixo-vec to shift the treatment paradigm for patients with wet AMD. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including risks inherent to, without limitation: Adverum’s novel technology, which makes it difficult to predict the timing of commencement and completion of clinical trials; regulatory uncertainties; enrollment uncertainties; the results of early clinical trials not always being predictive of future clinical trials and results; and the potential for future complications or side effects in connection with use of Ixo-vec. Additional risks and uncertainties facing Adverum are set forth under the caption “Risk Factors” and elsewhere in Adverum’s Securities and Exchange Commission (SEC) filings and reports, including Adverum’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 filed with the SEC on May 9, 2024 and subsequent filings with the SEC. All forward-looking statements contained in this press release speak only as of the date on which they were made. Adverum undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law. 2

Overview & Key Takeaways Laurent Fischer, MD President and Chief Executive Officer

Key Learnings from OPTIC Informed the LUNA Phase 2 Study • Robust and sustained therapeutic levels of aflibercept beyond four years. • The mean annualized anti-VEGF injection rate was reduced by 84% at 2E11 vg/eye at three years • 53% of participants receiving 2E11 vg/eye were injection free at three years. • Ixo-vec in wet AMD was well tolerated and ocular inflammation was minimal and responsive to corticosteroid eye drops. • No correlation between NAbs titer and safety events, including inflammation, was observed. • Phase 2 study in wet AMD investigating Ixo-vec at 2E11 vg/eye dose and a lower 6E10 vg/eye dose, as well as new enhanced prophylactic corticosteroid regimens. 4

Ixo-vec Demonstrates Potential Best-In-Class Profile 6E10 Dose Selected for Phase 3 Key Takeaways Potential Best-in-Class Product Profile for Ixo-vec at 6E10 Dose • Industry Leading Proportion of Patients Injection Free: 76% of patients injection free • Treatment Burden Reduction: 90% reduction in annualized injections • Visual and Anatomic Endpoints: maintained through 26 weeks • Improved Safety Profile Compared to OPTIC 2E11 Dose:• 100% of 6E10 difluprednate-alone patients had no or minimal inflammation • No 6E10 difluprednate-alone patients received corticosteroids for treatment of inflammation beyond the scheduled prophylaxis Strong Patient Preference for Ixo-vec (with Prophylaxis) over Standard of Care • 88% of LUNA participants prefer Ixo-vec over their prior anti-VEGF injections • 93% would want to receive Ixo-vec in the fellow eye 6E10 Selected for Phase 3 with Local Prophylaxis 5

Envisioning the Future of Treatment for Wet AMD, Leading Cause of Blindness in Patients Over 65

1.5M patients U.S.[1,2] **20M** worldwide.[1,2]

~200,000 new cases every year.[1,2]



Up to 42% develop bilateral disease within 2-3 years of initial diagnosis[7]

Today Life Long IVT Injections		Tomorrow Gene Therapy's Potential
Real world loss of vision[3,4]	→	Lifetime vision preservation
Lifetime injections burden	→	One and done outpatient IVT
13% of Medicare Part B cost[5] $139B due to vision loss[6]	→	Direct and indirect health-system savings

[1]Bright Focus Foundation. Age-Related Macular Degeneration: Facts & Figures. [2]Wong WL, et al. Global prevalence of age-related macular degeneration and disease burden projection for 2020 and 2040: a systematic review and meta-analysis. Lancet Glob Health. 2014;2:106–16. [3]Holz FG et al. Br J Ophthalmol 2015; 99 (2): 220–226. [4]Khanani A, et al. Ophthal. Retina 2020 Feb; 4(2):122-123. [5]CMS/Office of Enterprise Data & Analytics (OEDA), January 2022. Nguyen X. Nguyen, T. Anders Olsen, Steven H. Sheingold, and Nancy Delew. Medicare Part B Drugs: Trends in Spending and Utilization, 2008- 2021. Washington, DC: Office of the Assistant Secretary for Planning and Evaluation, U.S. Department of Health and Human Services. June, 2023. [6]In 2021; based on Department of HHS and corporate anti-VEGF revenue reports. [7]Gangnon RE et al. (2015) JAMA Ophthalmol; 133 (2): 125–132. Rasmussen A. et al., (2017) Eye 31, 978–980 (2017). Wong TY, et al. (2020) Retina. 40, 599-611 Zarranz-Ventura J et al. (2014). Ophthalmology; 121 (10): 1966–1975.

6

ADVERUM

Ixo-vec May Preserve Vision Over Time With a Single Injection Illustrative Long-Term Vision Outcome Ixo-vec Levels 15 Aflibercept Ixo-vec* 10 Continuous stable aflibercept levels (4.5 years demonstrated in OPTIC) baseline) 5 Acuity 0 SoCfrom Real-world change -5 evidence Levels Visual Aflibercept (letter -10 Missed Injection Missed Injection Missed Injection Up to 57% STOP anti-VEGF over 5 years** -15 Bolus injections AND undertreatment lead to fluctuations in anti-VEGF and to CST -20 0 1 2 3 4Years 5 6 7 8 9 10 SoC curve is based on CATT, HARBOR, and 7UP extension out to 5 years, with years 5-10 modeled. Sources: Weng CY, Singh RP, Gillies MC, Regillo CD. Optimizing Visual Outcomes in Patients With Neovascular Age-Related Macular Degeneration: the Potential Value of Sustained Anti-VEGF Therapy. Ophthalmic Surg Lasers Imaging Retina. 2023 Nov;54(11):654-659, *Potential Ixo-vec curve illustrated based on OPTIC results Khanani et al. Lancet eClinical Medicine — THE LANCET Discovery Science 7 2024. **Boulanger-Scemama E, et al. Ranibizumab for exudative age-related macular degeneration: A five year study of adherence to follow-up in a real-life setting. J Fr Ophtalmol. 2015;38:620–7.

The Evolution of Wet AMD Treatment and Potential Future Advancements

Past

Prevention of significant vision loss



Laser Photocoagulation

Visudyne® verteporfin for injection

Verteporfin Photodynamic Therapy (PDT)

Present

Gain of vision on treatment initiation

1st Generation

AVASTIN® bevacizumab

LUCENTIS® RANIBIZUMAB INJECTION

EYLEA® (aflibercept) Injection For Intravitreal Injection

4-8 weeks

+ Extended durability

2nd Generation

EYLEA® HD (aflibercept) Injection 8 mg

VABYSMO™ faricimab-svoa injection 6 mg

4-16 weeks

Future

Reduction in treatment burden

TKIs & PDS

CLEARSIDE BIOMEDICAL — CLS-AX

Ocular Therapeutix™ — Axpaxli

EYEPOINT® PHARMACEUTICALS — EYP-1901

SUSVIMO™ ranibizumab injection

~6 months

+ Preservation and/or vision gain

Gene Therapy

ADVERUM — Ixo-vec

4DMT — 4D-150

REGENXBIO — ABBV-RGX-314

≥ 3 years to lifetime

TKI = tyrosine kinase inhibitors; PDS = Port Delivery System, or Susvimo™; 1-3 lead-in aflibercept injections required as part of trial design.

8

OPTIC Data Suggest Potential Best-in-Class Reduction in Injections, Vision Preservation > 3 Years, and Aflibercept Up to 4.5 Years OPTIC Key Takeaways ï,§ Durability demonstrated with aflibercept levels to 4.5 years in the longest wet AMD IVT gene therapy datasetï,§ Highest 3-year % injection freeï,§ Greatest annualized injection rate reduction 53% of Patients ï,§ 2E11 dose well tolerated through 3 years of follow-up Free of Injections Through 3 Years *Cataract surgery 9 Khanani et al. Lancet eClinincal Medicine – THE LANCET Discovery Science. 2024; Regillo CD. AAO Annual Meeting 2023. San Francisco, CA

Efficacy & Safety Results Charles C. Wykoff, MD, PhD Director of Research, Retina Consultants of Texas Professor of Clinical Ophthalmology, Blanton Eye Institute, Houston Methodist Hospital

LUNA Phase 2 Trial in Previously Treated Patients with nAMD

Multicenter, double-masked, randomized, parallel-group Phase 2 study

Key inclusion criteria: demonstrated response to anti-VEGF therapy and under active treatment for CNV secondary to nAMD (received a minimum of 2 injections within 4 months of entry), study eye BCVA in the range of 25 – 83 ETDRS letters



Day -21 to -14:
Baseline
IVT Aflibercept 2mg
DAY -7:
Randomization
DAY 1:
IVT Ixo-vec
WEEK 26:
Interim Analysis
WEEK 52:
Primary Endpoints
FIVE YEAR:
EXT Completion
Screening Period
2x10^11 vg/eye (n=30)
6x10^10 vg/eye (n=30)
Long-term extension ends at year five
Corticosteroid prophylaxis (21 weeks post-dose)

Corticosteroid Prophylaxis

- Difluprednate 22 wks ± prednisone oral 10 wks
- Ozurdex IVT + difluprednate after week 4 ± prednisone oral 10 wks*
- Randomized 2:1 local versus local + oral

Supplemental Injection Criteria

- Increase in CST > 75 µm from BL confirmed by the CRC **OR**
- Loss of ≥ 10 letters in BCVA from BL due to new/worsening IRF or SRF **OR**
- New vision-threatening hemorrhage due to nAMD

*Study timeline and length of arrows depicted are not to scale. Baseline is defined as the day screening aflibercept is admini stered. *Protocol amended early in study to include difluprednate starting at week 4 to match the taper in difluprednate regimens; if initiated after week 4 visit, difluprednate may be adjusted at the discretion of investigator in consult with medical monitors (6 participants did not receive difluprednate as part of prophylaxis). BCVA, best corrected visual acuity; CST, central subfield thickness; BL, baseline; CRC, central reading center; IRF, intraretinal fluid; SRF, subretinal fluid*

11

LUNA Study Disposition Participant Disposition Number of participants randomized and dosed with Ixo-vec 60 Number of participants who completed Week 26 58 Number of participants who discontinued after Ixo-vec dosing 2 Reason for discontinuation (not related to Ixo-vec) • Death (Abdominal mesenteric mass, multiple organ failure, and septic shock – not related to study drug) 1 • Adverse event (Dementia – not related to study drug) 1 Patients who received at least one injection of anti-VEGF agent in year prior to Screen • Aflibercept 44 (73%) • Bevacizumab 15 (25%) • Ranibizumab 15 (25%) • Faricimab 10 (17%) • Other 1 (2%) Prespecified interim analysis performed when all participants completed the 26-week study visit 12 Data cut: 14Feb2024

LUNA Demographics and Baseline Characteristics LUNA LUNA LUNA OPTIC Demographics and Baseline Characteristics 6E10 2E11 Total Total N = 30 N = 30 N = 60 N = 30 Mean age, years (SD) 75.4 (8.2) 77.7 (7.4) 76.6 (7.8) 79.0 (7.3) Female, n (%) 16 (53%) 18 (60%) 34 (57%) 15 (50%) Race, n (%) White 27 (90%) 28 (93%) 55 (92%) 30 (100%) Asian 2 (7%) 2 (7%) 4 (7%) 0 Mean years since nAMD diagnosis in the study eye (SD) 3.0 (2.9) 3.0 (3.1) 3.0 (2.9) 3.7 (2.8) Mean annualized anti-VEGF injections in year prior to 10.2 (1.7) 10.0 (3.3) 10.1 (2.6) 9.9 (1.9) Day 1 (SD) Mean BCVA, ETDRS letters (SD) 72.9 (8.8) 71.8 (6.4) 72.3 (7.7) 65.4 (7.2) 360.6 340.5 350.6 397.0 Mean CST, µm (SD) (112.0) (119.3) (115.2) (137.3) Phakic lens status, n (%) 11 (37%) 11 (37%) 22 (37%) 10 (33.3%) 13 Data cut: 14Feb2024

90 Ixo — 95% vec Anti Doses, -VEGF on Track Treatment with OPTIC Burden Reduction Across Both 11 10.2 10.1 9.9 10 Injections 9 8 VEGF 7 Anti—6 5 90% 95% 86% 4 3 Annualized 2 1.4 1.0 0.5 Mean 1 0 Axis LUNA LUNA 6E10 10 LUNA UNA 2E11 2E11 OPTIC O C 2E11 2E11 N=29 N=29 N=15 Mean Prior Annualized Injections Mean Post-Ixo-vec Annualized Injections 14 Data cut: 14Feb2024

76 on- 83% Track of with Patients OPTIC Injection Free Across Both Ixo-vec Doses, Injection Free Injection Free Injection Free 76% 83% 73% LUNA 6E10 LUNA 2E11 OPTIC 2E11 15 Data cut: 14Feb2024

79% Injection Free & > 90% Reduction in Treatment Burden Across Both Doses Ixo-vec % Injection Free Overall 79% (N=60) 6E10 76% vg/eye Participants 2E11 83% All vg/eye 7 Participants with 1 Injection 5 Participants with >1 Injection -1 Year Study Week Week 26 Aflibercept Bevacizumab Ranibizumab Faricimab Other No supplemental injection given Supplemental injection administered out of protocol 16 Doses pooled in swim lane plot to preserve investigator masking in an ongoing double masked study. Data cut: 14Feb2024

Both Doses of Ixo-vec Maintained Visual & Anatomic Outcomes Mean Best Corrected Visual Acuity (BCVA) Over Time by Dose 90 LS Means BCVA Change from 6E10 (n=30) 2E11 (n=30) OPTIC 2E11 (n=15) 85 Baseline at Week 26, letters (CI) 80 -1.1 (-3.5, 1.2) 75 6E10 vg/eye (CI) 70 65 -2.2 (-4.5, 0.2) BCVA 60 2E11 vg/eye 55 -1.8 (-5.8, 2.2) 50 45 2E11 vg/eye 40 // OPTIC BL 2 4 6 8 10 12 14 16 18 20 22 24 26 28 Week Mean Central Subfield Thickness (CST) Over Time by Dose 550 6E10 (n=30) 2E11 (n=30) OPTIC 2E11 (n=15) LS Means CST Change from 500 Baseline at Week 26, m (CI) 450 -12.6 (-30.2, 5.0) (CI) 400 6E10 vg/eye m 350 300 -12.0 (-30.0, 6.0) CST 250 2E11 vg/eye 200 150 -71.1 (-130.79, -11.47) 100 // 2E11 vg/eye BL 2 4 6 8 10 12 14 16 18 20 22 24 26 28 OPTIC Week 17 LUNA 95% CI; OPTIC 90% CI. LUNA and OPTIC differ in study visit cadence. LUNA: Least Squares Means change in BCVA and CST shown (based on Mixed Model Repeated Measures [MMRM] including dose group, baseline value, visit and visit*dose group). OPTIC: Mean change in BCVA and CST shown Data cut: 14Feb2024

Both Doses of Ixo-vec Maintained Visual and Anatomic Outcomes in Supplemental Injection-Free Participants Mean Change in BCVA Over Time in Supplemental Injection Free Participants, by Dose 15 6E10 (n=23) 2E11 (n=25) Mean BCVA Change 10 from Baseline at Week 26, BCVA Letters (95% CI) CI) 5 +0.3 (-2.6, 3.2) Change(95% 0 6E10 vg/eye Mean -5 -2.1 (-5.8, 1.6) -10 2E11 vg/eye -15 // BL 2 4 6 8 10 14 18 22 26 Week Mean Change in CST Over Time in Supplemental Injection Free Participants, by Dose 200 6E10 (n=23) 2E11 (n=25) Mean CST Change m 150 from Baseline at Week 26, m (95% CI) 100 CST 50 -11.4 (-29.2, 6.4) CI) 6E10 vg/eye Change(95% 0 -50 -15.9 (-38.4, 6.6) Mean -100 2E11 vg/eye -150 -200 // BL 2 4 6 8 10 12 14 16 18 20 22 24 26 18 Week Data cut: 14Feb2024

Ixo-vec Maintains Anatomic Control with Greater CST Reduction Among Participants with Baseline CST >300 µm 150 LUNA Baseline CST 300 m (n=27) LUNA Baseline CST >300 m (n=33) m Mean CST Change from 100 Baseline at Week 26, m (95% CI) Baseline, 50 7.4 (-8.6, 23.5) BL 300 m fromCI) 0 -30.2 (-55.2, -5.1) (95% BL >300 m Change -50 CST Mean -100 -150 // BL 2 4 6 8 10 14 18 22 26 Week Baseline Characteristic for Subgroup CST 300 µm CST >300 µm Mean CST, µm (SD) 269.9 (18.7) 416.6 (119.1) 19 Data cut: 14Feb2024

Aqueous Aflibercept Levels of Ixo-vec Demonstrate Therapeutic Levels Beyond 3 Years Early aflibercept levels are associated with sustained long-term protein expression No minimum aqueous humor aflibercept threshold for clinical benefit observed Data cuts: LUNA as of 15Nov2023, OPTIC as of 23Aug2023. LUNA Week 14 aflibercept levels plotted for 26 of 30 individual participants. 4 samples across both the 2E11 and 6E10 doses had aqueous aflibercept levels (ELISA assay BLOQ: <25 ng/ml). Of these, 2 were free of injections and 2 had either 1 or 2 supplemental injections through at least week 26. LUNA revised to stop collection of AH samples. *Participant received supplemental aflibercept injections at weeks 36, 52, 64, 68, 76, 80, 88, 92, 100, 130, 143, 156. 58% reduction in annualized anti-VEGF injections 3 years post-Ixo-vec compared to 12 months prior to Ixo-vec. **Participant received supplemental aflibercept injections at weeks 24, 64, 72, 80, and 156. 81% reduction in annualized anti-VEGF injections 3 years post-Ixo-vec compared to 12 months prior to Ixo-vec. At three timepoints (not indicated on plot), aflibercept levels were BLOQ. 20

Safety Summary of the LUNA 26-week Interim Analysis • Ixo-vec was well tolerated at both doses • No Ixo-vec-related serious adverse events. All Ixo-vec-related AEs were either mild or moderate • No episcleritis, vasculitis, retinitis, choroiditis, vascular occlusion, or hypotony • Most common Ixo-vec-related AEs1 were dose-dependent anterior inflammation responsive to local corticosteroids and anterior pigmentary changes with no impact on vision • Both local prophylaxis regimens are promising • Improved inflammatory profile observed with enhanced prophylaxis in LUNA as compared to OPTIC2 • Oral prednisone did not demonstrate incremental benefit • IVT dexamethasone without difluprednate did not provide adequate prophylaxis • Local corticosteroid prophylaxis3 was effective in minimizing inflammation with 91% of participants having no or minimal inflammation (0 or trace/0.5+ AC cells) at any study visit through Week 26 1Anterior chamber cell, anterior chamber pigmentation, iris transillumination defect, iritis 21 2Khanani AM. Retina Society Annual Meeting Presentation 2021, Chicago, IL 3Topical difluprednate with or without IVT dexamethasone (N=34) Data cut: 14Feb2024

Benefit of Enhanced Local Corticosteroid Prophylaxis Highlighted in LUNA Interim Analysis

LUNA

Observed Benefit of Difluprednate Added to IVT Dexamethasone



Highest Inflammatory AC Cell Grade
through Week 26
Grade 0
Grade 0.5+
Grade 1+
Grade 2+
Grade 3+
Percentage of Participants
100
90
80
70
60
50
40
30
20
10
0
17%
17%
33%
33%
66%
Protocol amended to add difluprednate eye drops after week 4
4%
4%
17%
74%
91%
IVT dexamethasone ± oral prednisone (N=6)
IVT dexamethasone + difluprednate ± oral prednisone (N=23)

No Observed Benefit of Oral Prednisone



Highest Inflammatory AC Cell Grade
through Week 26
Grade 0
Grade 0.5+
Grade 1+
Grade 2+
Percentage of Participants
100
90
80
70
60
50
40
30
20
10
0
6%
3%
9%
82%
91%
5%
5%
25%
65%
90%
Local corticosteroids only (N=34)
Oral prednisone + local corticosteroids (N=20)

AC, anterior chamber. 100% pigmented cells excluded from analysis. Protocol amended early in study to include difluprednate after week 4 to match the taper in difluprednate regimens; if initiated after week 4 visit difluprednate may be adjusted at the discretion of investigator in consult with medical monitors (6 participants did not receive difluprednate topical as part of prophylaxis). 4+ AC cells due to Staph. epidermidis+ endophthalmitis post-AC tap (unrelated to Ixo-vec) in one participant excluded. Cell grades as assessed by slit lamp; grade categories are based on the Standardization of Uveitis Nomenclature (SUN) criteria for white blood cells.

Data cut: 14Feb2024

22

Local Corticosteroid Prophylaxis Regimens were Effective in Minimizing Inflammation

LUNA

Interim LUNA data indicate that ocular inflammation is primarily located in anterior chamber and responsive to local corticosteroids



ANTERIOR CHAMBER CELLS
VITREOUS CELLS
SCRN
RAND
D1
D3
D8
W2
W4
W6
W8
W10
W14
W18
W22
W26
GRADING SCALE
4+
3+
2+
1+
Trace/0.5+
0
Missed Visit
IVT DEXAMETHASONE + DIFLUPREDNATE (N=14)
DIFLUPREDNATE (N=20)

Not all participants had completed prespecified prophylaxis by Week 26

All participants had completed prespecified prophylaxis by Week 26

*Doses pooled in heatmaps to preserve investigator masking in an ongoing double masked study. *Mixed pigmented and non-pigmented cells are graded with the same color scheme and scale as non-pigmented cells. p, pigmented cell. AC, anterior chamber. V, vitreous. Cell grades as assessed by slit lamp; grade categories are based on the Standardization of Uveitis Nomenclature (SUN) and National Eye Institute Scores for white blood cells. No participant in the displayed arms had more than 2+.*

Data cut: 14Feb2024

23

6E10 Difluprednate-Alone Patients Had No Grade 1+ AC/V Cells, Did Not Require Corticosteroids for Inflammation Beyond Prophylaxis

LUNA

Local Corticosteroid Prophylaxis Arms (N=34)

Proportion of Participants Who Completed Prespecified Prophylactic Regimen by Week 26



Percentage of Participants (%)
100%
80%
60%
40%
20%
0%
64%
100%
IVT Dexamethasone + Difluprednate (N= 9 of 14)
Difluprednate Alone (N=20)

Not all participants had completed prophylaxis at week 26 due to amended protocol regimens starting prophylaxis after week 4

All participants in difluprednate alone regimen have completed prophylaxis, allowing for an evaluation of that regimen

Difluprednate Alone Prophylaxis Arms (N=20)

Participants at Week 26, n	Ixo-vec 6E10 N = 10	Ixo-vec 2E11 N = 10
AC Cell Grade		
0.5+	1	0
1+	0	0
2+	0	1
Pigment-related AEs		
Mild	3	2
Moderate	1	3

- No participants in the 6E10 dose cohort received corticosteroids for treatment of AC/V cells beyond the taper
- Topical difluprednate effectively managed AC/V cells when present, which was observed only at the 2E11 dose cohort
- Pigment-related AEs have had no impact on vision

AC, anterior chamber, V, vitreous. Cell grades as assessed by slit lamp; grade categories are based on the Standardization of Uveitis Nomenclature (SUN) and National Eye Institute Scores for white blood cells.

24

Data cut: 14Feb2024

Enhanced Prophylaxis in LUNA Improves upon OPTIC 2E11

LUNA OPTIC
Gene Therapy in nAMD



GRADING SCALE
4+
3+
2+
1+
Trace/0.5+
0
LUNA ANTERIOR CHAMBER CELLS
SCRN
RAND
D1
D3
D8
W2
W4
W6
W8
W10
W14
W18
W22
W26
IVT DEXAMETHASONE + DIFLUPREDNATE (N=14)
DIFLUPREDNATE (N=20)
OPTIC 2E11 ANTERIOR CHAMBER CELLS
SCRN
D1
D3
D8
W2
W4
W6
W8
W12
W16
W20
W24
W28
Prednisone 13d
Difluprednate 6 wks

LUNA vs OPTIC Comparison

- In LUNA, an extended prophylaxis beyond OPTIC's 6-week topical regimen resulted in an improved inflammatory profile
- Local corticosteroid prophylaxis was effective in minimizing inflammation
  - 91% of participants had no or minimal inflammation (0 or trace/0.5+ AC cells) at any study visit through Week 26

*Doses pooled in heatmaps to preserve investigator masking in an ongoing double masked study. *Mixed pigmented and non-pigmented cells are graded with the same color scheme and scale as non-pigmented cells. p, pigmented cell. AC, anterior chamber. V, vitreous. Cell grades as assessed by slit lamp; grade categories are based on the Standardization of Uveitis Nomenclature (SUN) and National Eye Institute Scores for white blood cells. No participant in the displayed arms had more than 2+.*

Data cut: 14Feb2024

25

Additional Analyses Laurent Fischer, MD Chief Executive Officer

79% Injection Free & > 90% Reduction in Treatment Burden Across Both Doses Ixo-vec % Injection Free Overall 79% (N=60) 6E10 76% vg/eye Participants 2E11 83% All vg/eye 7 Participants with 1 Injection 5 Participants with >1 Injection -1 Year Study Week Week 26 Aflibercept Bevacizumab Ranibizumab Faricimab Other No supplemental injection given Supplemental injection administered out of protocol 27 Doses pooled in swim lane plot to preserve investigator masking in an ongoing double masked study. Data cut: 14Feb2024

100% of Patients Previously Receiving Faricimab (Vabysm ) Remain Injection Free Ixo-vec (N=10) Only 100% Injection Participants Free Faricimab -1 Year Study Week Week 26 Aflibercept Bevacizumab Ranibizumab Faricimab Other No supplemental injection given Supplemental injection administered out of protocol 28 Doses pooled in swim lane plot to preserve investigator masking in an ongoing double masked study. Patients who received faricimab in the year prior to receiving Ixo-vec. These received approximately 10 Data cut: 14Feb2024 annualized injections in the year prior to Ixo-ec.

Ixo-vec: Greatest Reduction in Treatment Burden at 6 Months to > 3 Years % Annualized Reduction in Injection Burden 90% 95% 86% 84% 84% 80% 80% 76% 68% Month 6 Year: 1 2 3 RGX-314 SCS (1E OPTIC (2E11) 4D-150 (1E10) Among IVT and Suprachoroidal gene therapy for wet AMD. ABBV-RGX-314 SCS in AAVIATE (NB: 21 of 56 subjects RGX-314 SCS (2.5E LUNA (6E10) at 1E12 dose received booster shot at wk 4, not included in post RGX-314 mean annualized injections). Excludes Key 4D-150 (3E10) RGX-314 subretinal. Latest available 4D-150 and RGX-314 data as of February 3, 2024. Data are based on a cross-RGX-314 SCS (5E1 LUNA (2E11) trial comparison and are not based on head-to-head clinical trials. Cross-trial comparisons are inherently limited and 29 may suggest misleading similarities or differences in outcomes. Results of head-to-head comparisons may differ significantly from those set forth herein. Data cut: 14Feb2024

Ixo-vec: Greatest % Injection Free at 6 Months to > 3 Years % Injection Free 83% 76% 73% 60% 50% 50% 53% 53% 37% 29% Month 6 Year: 1 2 3 RGX-314 SCS (1E OPTIC (2E11) 4D-150 (1E10) Among IVT and Suprachoroidal gene therapy for wet AMD. ABBV-RGX-314 SCS in AAVIATE (NB: 21 of 56 subjects RGX-314 SCS (2.5E LUNA (6E10) at 1E12 dose received booster shot at wk 4, not included in post RGX-314 mean annualized injections). Excludes Key 4D-150 (3E10) RGX-314 subretinal. Latest available 4D-150 and RGX-314 data as of February 3, 2024. Data are based on a cross-RGX-314 SCS (5E1 LUNA (2E11) trial comparison and are not based on head-to-head clinical trials. Cross-trial comparisons are inherently limited and 30 may suggest misleading similarities or differences in outcomes. Results of head-to-head comparisons may differ significantly from those set forth herein. Data cut: 14Feb2024

Pre-Specified Patient Preference Survey Laurent Fischer, MD Chief Executive Officer

Patient Preference Survey: Questions at Week 26 Pre-specified in the LUNA Protocol Would you prefer Ixo-vec therapy over Would you want to receive Ixo-vec the prior treatment(s) you received to therapy in your other eye if you had wet treat your wet AMD? AMD in both eyes? 32 Based on a pre-specified Patient Preference Survey conducted by Adverum at week 26 Data cut: 14Feb2024

Patient Preference Survey: Vast Majority of LUNA Participants Prefer Ixo-vec Over Standard of Care anti-VEGF Would you prefer Ixo-vec therapy over Would you want to receive Ixo-vec the prior treatment(s) you received to therapy in your other eye if you had wet treat your wet AMD? AMD in both eyes? 12% 7% 88% 93% LUNA LUNA Total Study Total Study (n=57) (n=57) 33 Based on a pre-specified Patient Preference Survey conducted by Adverum at week 26 Yes No Data cut: 14Feb2024

Patient Preference Survey: 100% of LUNA 6E10 + Difluprednate Participants Prefer Ixo-vec over Standard of Care anti-VEGF

LUNA

Would you prefer Ixo-vec therapy over the prior treatment(s) you received to treat your wet AMD?


12%
88%
LUNA
Total Study
(n=57)
100%
LUNA
6E10 +
Difluprednate
(n=10)

Would you want to receive Ixo-vec therapy in your other eye if you had wet AMD in both eyes?


7%
93%
LUNA
Total Study
(n=57)
100%
LUNA
6E10 +
Difluprednate
(n=10)

Yes No

Based on a pre-specified Patient Preference Survey conducted by Adverum at week 26

Data cut: 14Feb2024

34

Ixo-vec Demonstrates Potential Best-In-Class Profile 6E10 Dose Selected for Phase 3 Key Takeaways • Potential Best-in-Class Product Profile for Ixo-vec at 6E10 Dose • Industry Leading Proportion of Patients Injection Free: 76% of patients injection free • Treatment Burden Reduction: 90% reduction in annualized injections reduction • Visual and Anatomic Endpoints: maintained through 26 weeks • Improved Safety Profile Compared to OPTIC 2E11 Dose: with lower dose and enhanced prophylaxis • 100% of 6E10 difluprednate-alone patients had no or minimal inflammation • No 6E10 difluprednate-alone patients received corticosteroids for treatment of inflammation beyond the scheduled prophylaxis • Strong Patient Preference for Ixo-vec over Standard of Care • 6E10 Selected for Phase 3 with Local Prophylaxis Expected Milestones 2H ‘24: Continued FDA and EMA formal and informal regulatory interactions 4Q ‘24: Presentation of landmark LUNA 9-month analysis 4Q ‘24: Pivotal trial design update 1Q ‘25: Presentation of landmark LUNA 52-week analysis 35 1H ‘25: Planned Initiation of Phase 3 trial Data cut: 14Feb2024

Thank You! Our special thanks to: • LUNA investigators, study coordinator and the study teams • LUNA participants and their families • OPTIC participants and their families • Our scientific advisors and key opinion leaders • Adverum team members without whom this pioneering research would not be possible. 36

Appendix

Mean Intraocular Pressure Stable at Both Ixo-vec Doses Mean IOP Over Time by Dose 6x1010 vg/eye 2x1011 vg/eye 30 6E10 Study Eye 6E10 Fellow Eye 2E11 Study Eye 2E11 Fellow Eye 30 28 28 26 26 24 24 22 22 Hg 20 Hg 20 mm 18 18 16 mm 16 IOP 14 14 IOP 12 12 (SD) 10 10 (SD) 8 8 Mean 6 Mean 6 4 4 2 2 0 0 0 2 4 6 8 10 12 14 16 18 20 22 24 26 0 2 4 6 8 10 12 14 16 18 20 22 24 26 Week Week Data cut: 15Nov2023

90% were Injection Free Across Both Ixo-vec Doses in Patients with 6 Prior Injections in the Year Prior Ixo-vec % Injection Free (N=29) Overall 90% Injections 6x1010 100% Prior vg/eye 6 w/ 2x1011 82% vg/eye Participants 1 Participant with 1 Injection 2 Participants with >1 Injection -1 Year Study Week Week 26 Aflibercept Bevacizumab Ranibizumab Faricimab Other No supplemental injection given Supplemental injection administered out of protocol Patients received up to 6 injections in the year prior to receiving entering the LUNA study and excludes LUNA aflibercept screening dose: 4.3 mean actual injections in both 6E10 and 2E11 dose cohorts and 10.2 and 9.5 mean annualized injections in 6E10 and 2E11 dose cohorts, respectively. Doses pooled in swim lane plot to preserve investigator masking in an ongoing double masked study. Data cut: 14Feb2024